                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                            January 19, 2007
                            ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated January 18, 2007



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On January 18, 2007 Westamerica Bancorporation announced their annual earnings for 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
January 19, 2007

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-15
                         January 18, 2007

FOR IMMEDIATE RELEASE
January 18, 2007

WESTAMERICA BANCORPORATION REPORTS ANNUAL EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported net income for the year ended December 31, 2006 of $98.8 million, compared to $106.0 million for 2005. Diluted earnings per share (EPS) for 2006 were $3.11, compared to $3.22 for the year 2005. Return on shareholders' equity for the year 2006 was 23.4 percent and return on assets was
2.01 percent, compared to 25.7 percent and 2.09 percent, respectively, for the year 2005. For the year 2006, shareholder dividends totaled $1.30 per share, a seven percent increase over $1.22 per share for the prior year.

Net income for the fourth quarter 2006 totaled $24.0 million, or EPS of $0.77, compared to net income of $24.2 million and EPS of $0.77 for the third quarter 2006. Fourth quarter 2006 results also compare to EPS of $0.83 for the fourth quarter 2005, which included company owned life insurance proceeds, which increased EPS $0.01.

"Fourth quarter 2006 results benefited from strength in merchant card processing and debit card fees, and cost containment," said Chairman, President and CEO David Payne. "During the fourth quarter, we continued to focus our sales efforts on gathering noninterest bearing demand deposits to support our net interest margin. Our cost of funds rose just 0.07 percent in spite of fierce competition for deposits. As a result, our net interest margin was 4.49 percent, well within the top-tier for the banking industry. Our efficiency ratio remains low at 39.0 percent, and our credit quality remained stable. Westamerica generated a 23 percent return on our shareholders' equity for the fourth quarter 2006," continued Payne.

Net interest income on a fully taxable equivalent basis was $49.0 million in the fourth quarter of 2006 compared to $50.2 million in the prior quarter and $55.8 million in the same quarter a year ago. The fourth quarter 2006 net interest margin on a taxable equivalent basis was 4.49 percent, compared to 4.54 percent for the previous quarter and 4.80 percent for the fourth quarter of 2005. For the full year 2006, net interest income and the net interest margin on a fully taxable equivalent basis were $204.7 million and 4.57 percent, compared to $223.9 million and 4.82 percent, respectively, for 2005.

The provision for credit losses was $70 thousand for the fourth quarter of 2006, compared to $75 thousand for the previous quarter and $150 thousand for the year ago quarter. The level of the credit loss provision reflects management's assessment of credit risk for the loan portfolio.

Noninterest income in the fourth quarter of 2006 totaled $13.7 million, compared to $13.9 million reported for the previous quarter and $14.4 million reported for the year ago quarter. The decrease from the prior quarter is primarily attributable to lower deposit service charges offset in part by higher merchant card processing fees. The decrease from the year ago quarter is due to lower deposit service charges and life insurance proceeds of $355 thousand recognized in the fourth quarter 2005. For the full year 2006, noninterest income increased to $55.3 million from $54.5 million for 2005. The $800 thousand annual increase is attributable to higher merchant card processing and debit card fees offset in part by lower deposit service charges. Noninterest income for 2005 includes a $4.9 million securities loss, $3.7 million in gains from the sale of real estate, and $945 thousand in company owned life insurance proceeds, which combined to reduce noninterest income by $260 thousand.

Noninterest expense for the fourth quarter of 2006 totaled $24.5 million compared to $25.4 million in the prior quarter and $27.0 million in the year ago quarter. The decrease from the prior quarter is primarily attributable to lower personnel, occupancy, and other expenses offset in part by higher operational losses. The decrease from the year ago quarter is primarily attributable to lower personnel and telephone expenses. For the full year 2006, noninterest expense was $101.7 million, down five percent from $107.3 million for 2005. The decrease is primarily attributable to lower personnel, telephone and insurance expenses, offset in part by higher amortization of intangible assets due to the acquisition of Redwood Empire Bancorp on March 1, 2005.

Shareholders' equity was $424 million at December 31, 2006, and the equity-to-asset ratio was 8.9 percent. At December 31, 2006, there were approximately 1.4 million shares remaining to purchase under the Company's existing share repurchase program. At December 31, 2006, the Company's assets totaled $4.8 billion and loans outstanding totaled $2.5 billion.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches throughout 21 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
               Westamerica Bancorporation
               Robert A. Thorson  -  SVP & Chief Financial Officer
               707-863-6840


FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2006 and Form 10-K for the year ended December 31, 2005, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                     #####

WESTAMERICA BANCORPORATION           Public Information January 18, 2007
FINANCIAL HIGHLIGHTS
 December 31, 2006

1. Net Income Summary.


                                     (dollars in thousands except per-share data)
                                                              Q4'06 /               Q4'06 /                           12/31'06YTD/
                                        Q4'06       Q4'05      Q4'05     Q3'06       Q3'06    12/31'06YTD 12/31'05YTD 12/31'05YTD
                                     ---------------------------------------------------------------------------------------------
    1 Net Interest Income                $49,029     $55,830    -12.2%    $50,197        -2.3%   $204,702    $223,866        -8.6%
         (Fully Taxable Equivalent)
    2 Provision for Credit Losses             70         150    -53.3%         75        -6.7%        445         900       -50.6%
    3 Noninterest Income:
    4   Investment Securities                  0           0      n/m           0         n/m           0      (4,903)        n/m
           (Loss/Impairment) Gains
    5   Gains on Sales of                      0           0      n/m           0         n/m         239       3,700         n/m
           Real Property
    6   Other                             13,747      14,427     -4.7%     13,899        -1.1%     55,108      55,743        -1.1%
                                     ------------------------         ------------            ------------------------
    7 Total Noninterest Income            13,747      14,427     -4.7%     13,899        -1.1%     55,347      54,540         1.5%
                                     ------------------------         ------------            ------------------------
    8 Noninterest Expense                 24,492      26,980     -9.2%     25,403        -3.6%    101,724     107,250        -5.2%
    9 Income Tax Provision (FTE)          14,256      16,003    -10.9%     14,381        -0.9%     59,074      64,215        -8.0%
                                     ------------------------         ------------            ------------------------
   10 Net Income                         $23,958     $27,124    -11.7%    $24,237        -1.2%    $98,806    $106,041        -6.8%
                                     ========================         ============            ========================

   11 Average Shares Outstanding          30,699      32,029     -4.2%     31,070        -1.2%     31,202      32,291        -3.4%
   12 Diluted Average Shares              31,204      32,572     -4.2%     31,558        -1.1%     31,739      32,897        -3.5%
         Outstanding
   13 Operating Ratios:
   14   Basic Earnings Per Share           $0.78       $0.85     -7.8%      $0.78         0.0%      $3.17       $3.28        -3.6%
   15   Diluted Earnings Per Share          0.77        0.83     -7.8%       0.77        -0.0%       3.11        3.22        -3.4%
   16   Return On Assets                    1.98%       2.11%                1.98%                   2.01%       2.09%
   17   Return On Equity                    22.8%       25.5%                22.7%                   23.4%       25.7%
   18   Net Interest Margin (FTE)           4.49%       4.80%                4.54%                   4.57%       4.82%
   19   Efficiency Ratio (FTE)              39.0%       38.4%                39.6%                   39.1%       38.5%

   20 Dividends Paid Per Share             $0.34       $0.32      6.3%      $0.32         6.3%      $1.30       $1.22         6.6%
   21 Dividend Payout Ratio                   44%         38%                  42%                     42%         38%


2. Net Interest Income.


                                     (dollars in thousands)
                                                              Q4'06 /               Q4'06 /                           12/31'06YTD/
                                        Q4'06       Q4'05      Q4'05     Q3'06       Q3'06    12/31'06YTD 12/31'05YTD 12/31'05YTD
                                     ---------------------------------------------------------------------------------------------
    1 Interest and Fee Income (FTE)      $66,511     $68,349     -2.7%    $67,185        -1.0%   $269,970    $267,515         0.9%
    2 Interest Expense                    17,482      12,519     39.6%     16,988         2.9%     65,268      43,649        49.5%
                                     ------------------------         ------------            ------------------------
    3 Net Interest Income (FTE)          $49,029     $55,830    -12.2%    $50,197        -2.3%   $204,702    $223,866        -8.6%
                                     ========================         ============            ========================

    4 Average Earning Assets          $4,366,676  $4,639,319     -5.9% $4,419,609        -1.2% $4,477,047  $4,643,307        -3.6%
    5 Average Interest-Bearing         2,975,221   3,168,720     -6.1%  3,045,282        -2.3%  3,091,230   3,218,150        -3.9%
         Liabilities
    6 Yield on Earning Assets (FTE)         6.07%       5.87%                6.05%                   6.03%       5.76%
    7 Cost of Funds                         1.58%       1.07%                1.51%                   1.46%       0.94%
    8 Net Interest Margin (FTE)             4.49%       4.80%                4.54%                   4.57%       4.82%
    9 Interest Expense/Interest-            2.32%       1.56%                2.20%                   2.11%       1.36%
         Bearing Liabilities
   10 Net Interest Spread (FTE)             3.75%       4.31%                3.85%                   3.92%       4.40%


WESTAMERICA BANCORPORATION           Public Information January 18, 2007

3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                              Q4'06 /               Q4'06 /                           12/31'06YTD/
                                        Q4'06       Q4'05      Q4'05     Q3'06       Q3'06    12/31'06YTD 12/31'05YTD 12/31'05YTD
                                     ---------------------------------------------------------------------------------------------
    1 Total Assets                    $4,793,700  $5,089,078     -5.8% $4,846,286        -1.1% $4,910,671  $5,066,351        -3.1%
    2 Total Earning Assets             4,366,676   4,639,319     -5.9%  4,419,609        -1.2%  4,477,047   4,643,307        -3.6%
    3 Total Loans                      2,547,524   2,616,813     -2.6%  2,555,472        -0.3%  2,576,791   2,576,363         0.0%
    4   Commercial Loans                 637,194     698,375     -8.8%    654,179        -2.6%    665,414     694,212        -4.1%
    5   Commercial Real Estate Loans     915,578     921,141     -0.6%    913,919         0.2%    916,677     906,315         1.1%
    6   Consumer Loans                   994,752     997,297     -0.3%    987,373         0.7%    994,700     975,836         1.9%
    7 Total Investment Securities      1,819,152   2,022,506    -10.1%  1,864,137        -2.4%  1,900,256   2,066,944        -8.1%
    8   Available For Sale               630,827     670,499     -5.9%    636,480        -0.9%    645,854     728,649       -11.4%
           (Market Value)
    9   Held To Maturity               1,188,325   1,352,007    -12.1%  1,227,657        -3.2%  1,254,403   1,338,295        -6.3%
   10       HTM Unrealized (Loss)         (9,356)    (13,434)      n/m     (6,777)        n/m      (9,356)    (13,434)        n/m
               at Period-End
   11 Loans / Deposits                      71.7%       67.1%                70.9%                   70.6%       66.9%



4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                              Q4'06 /               Q4'06 /                           12/31'06YTD/
                                        Q4'06       Q4'05      Q4'05     Q3'06       Q3'06    12/31'06YTD 12/31'05YTD 12/31'05YTD
                                     ---------------------------------------------------------------------------------------------
    1 Total Deposits                  $3,553,379  $3,898,859     -8.9% $3,602,565        -1.4% $3,648,102  $3,848,675        -5.2%
    2   Noninterest Demand             1,332,213   1,435,193     -7.2%  1,311,786         1.6%  1,329,107   1,384,483        -4.0%
    3   Interest-Bearing Transaction     593,236     655,109     -9.4%    602,996        -1.6%    617,956     632,897        -2.4%
    4   Savings                          896,538   1,073,971    -16.5%    943,396        -5.0%    956,699   1,105,664       -13.5%
    5   Other Time >$100K                505,390     470,016      7.5%    509,741        -0.9%    504,980     444,862        13.5%
    6   Other Time < $100K               226,002     264,570    -14.6%    234,646        -3.7%    239,360     280,769       -14.7%
    7 Total Short-Term Borrowings        717,114     664,752      7.9%    717,524        -0.1%    734,970     716,984         2.5%
    8   Fed Funds Purchased              517,913     480,649      7.8%    485,095         6.8%    525,068     550,523        -4.6%
    9   Other Short-Term Funds           199,201     184,103      8.2%    232,429       -14.3%    209,902     166,461        26.1%
   10 Long-Term Debt                      36,941      40,302     -8.3%     36,978        -0.1%     37,265      36,975         0.8%
   11 Shareholders' Equity               417,597     421,536     -0.9%    422,735        -1.2%    422,541     412,559         2.4%

   12 Demand Deposits /                     37.5%       36.8%                36.4%                   36.4%       36.0%
         Total Deposits
   13 Transaction & Savings                 79.4%       81.2%                79.3%                   79.6%       81.1%
         Deposits / Total Deposits


WESTAMERICA BANCORPORATION           Public Information January 18, 2007

5. Interest Yields Earned & Rates Paid.


                                     (dollars in thousands)

                                                    Q4'06                                        Q4'05
                                     ---------------------------------   Q3'06    ------------------------------------
                                       Average     Income/    Yield/     Yield/     Average     Income/      Yield/
                                        Volume     Expense     Rate       Rate       Volume     Expense       Rate
                                     ---------------------------------------------------------------------------------
    1 Interest & Fees Income Earned
    2   Total Earning Assets (FTE)    $4,366,676     $66,511     6.07%       6.05% $4,639,319     $68,349        5.87%
    3   Total Loans (FTE)              2,547,524      42,449     6.61%       6.61%  2,616,813      41,971        6.36%
    4     Commercial Loans (FTE)         637,194      12,810     7.69%       7.74%    698,375      13,027        7.32%
    5     Commercial Real Estate         915,578      16,361     7.09%       7.12%    921,141      16,580        7.14%
             Loans
    6     Consumer Loans                 994,752      13,278     5.41%       5.36%    997,297      12,364        5.03%
    7   Total Investment               1,819,152      24,062     5.29%       5.28%  2,022,506      26,378        5.22%
             Securities (FTE)
    8 Interest Expense Paid
    9   Total Earning Assets           4,366,676      17,482     1.58%       1.52%  4,639,319      12,519        1.07%
   10   Total Interest-Bearing         2,975,221      17,482     2.32%       2.20%  3,168,720      12,519        1.56%
             Liabilities
   11   Total Interest-Bearing         2,221,166       9,282     1.66%       1.56%  2,463,666       6,586        1.06%
             Deposits
   12      Interest-Bearing              593,236         486     0.32%       0.28%    655,109         457        0.28%
              Transaction
   13     Savings                        896,538       1,203     0.53%       0.49%  1,073,971         953        0.35%
   14     Other Time < $100K             226,002       1,772     3.11%       2.91%    264,570       1,444        2.17%
   15     Other Time >$100K              505,390       5,821     4.57%       4.43%    470,016       3,732        3.15%
   16   Total Short-Term Borrowings      717,114       7,622     4.16%       4.04%    664,752       5,296        3.12%
   17     Fed Funds Purchased            517,913       6,936     5.24%       5.25%    480,649       4,888        3.98%
   18     Other Short-Term Funds         199,201         686     1.37%       1.52%    184,103         408        0.88%
   19   Long-Term Debt                    36,941         578     6.26%       6.25%     40,302         637        6.32%

   20 Net Interest Income and Margin (FTE)           $49,029     4.49%       4.54%                $55,830        4.80%


6. Noninterest Income.


                                      (dollars in thousands except per share data)
                                                              Q4'06 /               Q4'06 /                           12/31'06YTD/
                                        Q4'06       Q4'05      Q4'05     Q3'06       Q3'06    12/31'06YTD 12/31'05YTD 12/31'05YTD
                                     ---------------------------------------------------------------------------------------------
    1 Service Charges on                  $6,990      $7,202     -2.9%     $7,155        -2.3%    $28,414     $29,106        -2.4%
         Deposit Accounts
    2 Merchant Credit Card Income          2,652       2,751     -3.6%      2,430         9.1%      9,860       9,097         8.4%
    3 ATM Fees & Interchange                 676         653      3.5%        753       -10.2%      2,824       2,711         4.2%
    4 Debit Card Fees                        902         865      4.3%        883         2.2%      3,489       3,207         8.8%
    5 Financial Services Fees                331         380    -13.0%        377       -12.1%      1,368       1,387        -1.4%
    6 Mortgage Banking Income                 44          62    -28.5%         36        24.2%        179         292       -38.7%
    7 Trust Fees                             311         275     13.0%        298         4.4%      1,178       1,181        -0.2%
    8 Other Income                         1,841       2,239    -17.8%      1,967        -6.5%      7,796       8,762       -11.0%
                                     ------------------------         ------------            ------------------------
    9     Sub-total                       13,747      14,427     -4.7%     13,899        -1.1%     55,108      55,743        -1.1%
   10 Gains on Sales of                        0           0      n/m           0         n/m         239       3,700         n/m
         Real Property
   11 Investment Securities                    0           0      n/m           0         n/m           0      (4,903)        n/m
         Gains (Losses)              ------------------------         ------------            ------------------------
   12 Total Noninterest Income           $13,747     $14,427     -4.7%    $13,899        -1.1%    $55,347     $54,540         1.5%
                                     ========================         ============            ========================
   13 Operating Ratios:
   14    Total Revenue (FTE)             $62,776     $70,257    -10.6%    $64,096        -2.1%   $260,049    $278,406        -6.6%
   15    Noninterest Income /               21.9%       20.5%                21.7%                   21.3%       19.6%
            Revenue (FTE)
   16    Service Charges /                  0.78%       0.73%                0.79%                   0.78%       0.76%
            Deposits (annualized)
   17    Total Revenue Per Share           $8.11       $8.70     -6.8%      $8.18        -0.9%      $8.33       $8.62        -3.3%
            (annualized)


WESTAMERICA BANCORPORATION           Public Information January 18, 2007

7. Noninterest Expense.


                                     (dollars in thousands)
                                                              Q4'06 /               Q4'06 /                           12/31'06YTD/
                                        Q4'06       Q4'05      Q4'05     Q3'06       Q3'06    12/31'06YTD 12/31'05YTD 12/31'05YTD
                                     ---------------------------------------------------------------------------------------------
    1 Salaries & Benefits                $12,405     $13,866    -10.5%    $13,080        -5.2%    $52,302     $55,854        -6.4%
    2 Occupancy                            3,227       3,196      1.0%      3,321        -2.8%     13,047      12,579         3.7%
    3 Equipment                            1,174       1,321    -11.2%      1,194        -1.6%      4,949       5,212        -5.1%
    4 Data Processing                      1,529       1,524      0.3%      1,503         1.7%      6,097       6,156        -1.0%
    5 Courier                                891         952     -6.5%        904        -1.5%      3,627       3,831        -5.3%
    6 Postage                                431         441     -2.1%        410         5.3%      1,648       1,615         2.0%
    7 Telephone                              365         497    -26.5%        371        -1.5%      1,634       2,115       -22.8%
    8 Professional Fees                      614         599      2.5%        532        15.4%      2,437       2,420         0.7%
    9 Stationery & Supplies                  314         314      0.1%        307         2.3%      1,163       1,264        -8.0%
   10 Loan Expense                           199         200     -0.6%        253       -21.3%        882         945        -6.7%
   11 Operational Losses                     320         303      5.6%        129       147.9%        892         915        -2.5%
   12 Amortization of Identifiable         1,016       1,064     -4.5%      1,016         0.0%      4,087       3,625        12.8%
         Intangibles
   13 Other Operating                      2,007       2,703    -25.8%      2,383       -15.8%      8,959      10,719       -16.4%
                                     ------------------------         ------------            ------------------------
   14 Total Noninterest Expense          $24,492     $26,980     -9.2%    $25,403        -3.6%   $101,724    $107,250        -5.2%
                                     ========================         ============            ========================

   15 Full Time Equivalent Staff             891         945     -5.7%        901        -1.1%        909         959        -5.2%
   16 Average Assets /  Full Time         $5,380      $5,385     -0.1%     $5,379         0.0%     $5,402      $5,283         2.3%
         Equivalent Staff
   17 Operating Ratios:
   18    FTE Revenue / Full Time            $280        $295     -5.2%       $282        -1.0%       $286        $290        -1.5%
           Equivalent Staff
            (annualized)
   19    Noninterest Expense /              2.23%       2.31%                2.28%                   2.27%       2.31%
           Earning Assets
            (annualized)
   20    Noninterest Expense /              39.0%       38.4%                39.6%                   39.1%       38.5%
            Revenues


WESTAMERICA BANCORPORATION           Public Information January 18, 2007

8. Provision for Credit Losses.


                                     (dollars in thousands)
                                                              Q4'06 /               Q4'06 /                           12/31'06YTD/
                                        Q4'06       Q4'05      Q4'05     Q3'06       Q3'06    12/31'06YTD 12/31'05YTD 12/31'05YTD
                                     ---------------------------------------------------------------------------------------------
    1 Provision for Credit Losses            $70        $150    -53.3%        $75        -6.7%       $445        $900       -50.6%
    2 Gross Loan Losses                      848         701     20.9%      1,011       -16.2%      3,622       2,738        32.3%
    3 Net Loan Losses                         78         287    -72.9%        421       -81.5%        963         728        32.3%
    4 Recoveries / Gross Loan Losses          91%         59%                  58%                     73%         73%
    5 Average Total Loans             $2,547,524  $2,616,813     -2.6% $2,555,472        -0.3% $2,576,791  $2,576,363         0.0%
    6 Net Loan Losses / Loans               0.01%       0.04%                0.07%                   0.04%       0.03%
         (annualized)
    7 Provision for Credit Losses /         0.01%       0.02%                0.01%                   0.02%       0.03%
         Loans (annualized)
    8 Provision for Credit Losses /         89.9%       52.3%                17.8%                   46.2%      123.6%
         Net Loan Losses


9. Credit Quality.

                                     (dollars in thousands)
                                                             12/31/06 /            12/31/06 /
                                       12/31/06    12/31/05  12/31/05   9/30/06     9/30/06     6/30/06     3/31/06     9/30/05

    1 Nonperforming Nonaccrual Loans         $61      $2,068    -97.1%     $1,162       -94.8%     $1,613      $2,993      $2,292
    2 Performing Nonaccrual Loans          4,404       4,256      3.5%      3,889        13.2%      3,899       3,232       4,514
                                     ------------------------         ------------            ------------------------------------
    3 Total Nonaccrual Loans               4,465       6,324    -29.4%      5,051       -11.6%      5,512       6,225       6,806
    4 Accruing Loans 90+ Days                 65         162       n/m        252        n/m          114          29       1,334
         Past Due                    ------------------------         ------------            ------------------------------------
    5 Total Nonperforming Loans            4,530       6,486    -30.2%      5,303       -14.6%      5,626       6,254       8,140
    6 Repossessed Collateral                 647           0       n/m        656        n/m          656           0           0
    7 Total Nonperforming Loans &    ------------------------         ------------            ------------------------------------
    8     Repossessed Collateral          $5,177      $6,486    -20.2%     $5,959       -13.1%     $6,282      $6,254      $8,140
                                     ========================         ============            ====================================
    9 Classified Loans                   $20,180     $29,997    -32.7%    $24,767       -18.5%    $25,681     $28,878     $36,656
                                     ========================         ============            ====================================

   10 Allowance for Loan Losses          $55,330     $55,849     -0.9%    $55,338        -0.0%    $55,684     $55,768     $59,674
   11 Total Loans Outstanding          2,531,734   2,672,221     -5.3%  2,552,929        -0.8%  2,580,612   2,639,968   2,675,907
   12 Total Assets                     4,769,335   5,157,559     -7.5%  4,845,360        -1.6%  4,906,886   5,055,553   5,161,473

   13 Allowance for Loan Losses /           2.19%       2.09%                2.17%                   2.16%       2.11%       2.23%
         Total Loans
   14 Nonperforming Loans /                 0.18%       0.24%                0.21%                   0.22%       0.24%       0.30%
         Total Loans
   15 Nonperforming Loans &
         Repossessed Collateral /
   16    Total Assets                       0.11%       0.13%                0.12%                   0.13%       0.12%       0.16%
   17 Allowance / Nonperforming             1221%        861%                1044%                    990%        892%        733%
         Loans
   18 Allowance for Loan Losses /            274%        186%                 223%                    217%        193%        163%
         Classified Loans
   19 Classified Loans /
   20   (Equity + Allowance                  4.2%        6.1%                 5.1%                    5.4%        6.0%        7.3%
        for Loan Losses)


WESTAMERICA BANCORPORATION           Public Information January 18, 2007

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                             12/31/06 /            12/31/06 /
                                       12/31/06    12/31/05  12/31/05   9/30/06     9/30/06     6/30/06     3/31/06     9/30/05
                                     ---------------------------------------------------------------------------------------------
    1 Shareholders' Equity              $424,235    $435,064     -2.5%   $426,976        -0.6%   $421,731    $429,372    $440,406
    2 Tier I Regulatory Capital          298,576     296,746      0.6%    300,344        -0.6%    300,661     303,344     297,896
    3 Total Regulatory Capital           339,114     339,881     -0.2%    341,207        -0.6%    341,788     345,786     341,147

    4 Total Assets                     4,769,335   5,157,559     -7.5%  4,845,360        -1.6%  4,906,886   5,055,553   5,161,473
    5 Risk-Adjusted Assets             3,057,054   3,267,226     -6.4%  3,094,942        -1.2%  3,127,641   3,222,355   3,275,611

    6 Shareholders' Equity /                8.90%       8.44%                8.81%                   8.59%       8.49%       8.53%
         Total Assets
    7 Shareholders' Equity /               16.76%      16.28%               16.72%                  16.34%      16.26%      16.46%
         Total Loans
    8 Tier I Capital /                      6.26%       5.75%                6.20%                   6.13%       6.00%       5.77%
         Total Assets
    9 Tier I Capital  /                     9.77%       9.08%                9.70%                   9.61%       9.41%       9.09%
         Risk-Adjusted Assets
   10 Total Capital /                      11.09%      10.40%               11.02%                  10.93%      10.73%      10.41%
         Risk-Adjusted Assets
   11 Shares Outstanding                  30,547      31,882     -4.2%     30,910        -1.2%     31,201      31,544      32,198
   12 Book Value Per Share ($)            $13.89      $13.65      1.8%     $13.81         0.5%     $13.52      $13.61      $13.68
   13 Market Value Per Share ($)           50.63       53.07     -4.6%      50.51         0.2%      48.97       51.92       51.65

   14 Share Repurchase Programs




                                     (shares in thousands)
                                                              Q4'06 /               Q4'06 /                           12/31'06YTD/
                                        Q4'06       Q4'05      Q4'05     Q3'06       Q3'06    12/31'06YTD 12/31'05YTD 12/31'05YTD
                                     ---------------------------------------------------------------------------------------------
   15 Total Shares Repurchased /             410         500    -17.9%        436        -5.8%      1,766       1,794        -1.5%
         Canceled
   16   Average Repurchase Price          $49.32      $52.91     -6.8%     $47.98         2.8%     $50.36      $52.99        -5.0%
   17 Net Shares Repurchased                 363         316     14.9%        291        24.7%      1,335        (242)        n/m
         (Issued)


WESTAMERICA BANCORPORATION           Public Information January 18, 2007

11.Period-End Balance Sheets.


                                     (dollars in thousands)
                                                             12/31/06 /            12/31/06 /
                                       12/31/06    12/31/05  12/31/05   9/30/06     9/30/06     6/30/06     3/31/06     9/30/05
                                     ---------------------------------------------------------------------------------------------
    1 Assets:
    2   Cash and Money Market Assets    $185,009    $209,807    -11.8%   $192,175        -3.7%   $189,204    $188,481    $193,760

    3   Investment Securities            615,525     662,388     -7.1%    617,736        -0.4%    620,294     642,996     660,630
           Available For Sale
    4   Investment Securities          1,165,092   1,337,216    -12.9%  1,211,589        -3.8%  1,243,936   1,307,848   1,358,266
           Held to Maturity
    5   Loans, gross                   2,531,734   2,672,221     -5.3%  2,552,929        -0.8%  2,580,612   2,639,968   2,675,907
    6   Allowance For Loan Losses        (55,330)    (55,849)    -0.9%    (55,338)       -0.0%    (55,684)    (55,768)    (59,674)
                                     ------------------------         ------------            ------------------------------------
    7   Loans, net                     2,476,404   2,616,372     -5.3%  2,497,591        -0.8%  2,524,928   2,584,200   2,616,233
                                     ------------------------         ------------            ------------------------------------
    8   Premises and Equipment            30,188      33,221     -9.1%     30,979        -2.6%     31,785      32,535      33,640
    9   Identifiable Intangible           22,082      26,170    -15.6%     23,098        -4.4%     24,114      25,130      27,233
           Assets
   10   Goodwill                         121,719     121,907     -0.2%    121,719         0.0%    121,719     121,719     124,122
   11   Interest Receivable and          153,316     150,478      1.9%    150,473         1.9%    150,906     152,644     147,589
           Other Assets              ------------------------         ------------            ------------------------------------
   12 Total Assets                    $4,769,335  $5,157,559     -7.5% $4,845,360        -1.6% $4,906,886  $5,055,553  $5,161,473
                                     ========================         ============            ====================================
   13 Liabilities and Shareholders' Equity:
   14   Deposits:
   15     Noninterest Bearing         $1,341,019  $1,419,313     -5.5% $1,298,519         3.3% $1,330,280  $1,355,426  $1,412,470
   16     Interest-Bearing               588,668     658,667    -10.6%    581,705         1.2%    606,633     641,264     635,019
             Transaction
   17     Savings                        865,268   1,022,645    -15.4%    926,262        -6.6%    951,819   1,004,964   1,094,130
   18     Time                           721,779     745,476     -3.2%    744,645        -3.1%    758,315     737,532     732,316
                                     ------------------------         ------------            ------------------------------------
   19   Total Deposits                 3,516,734   3,846,101     -8.6%  3,551,131        -1.0%  3,647,047   3,739,186   3,873,935
                                     ------------------------         ------------            ------------------------------------
   20   Short-Term Borrowed Funds        731,977     775,173     -5.6%    768,841        -4.8%    746,517     784,639     764,143
   21   Debt Financing and                36,920      40,281     -8.3%     36,956        -0.1%     36,993      37,030      40,318
           Notes Payable
   22   Liability For Interest,           59,469      60,940     -2.4%     61,456        -3.2%     54,598      65,326      42,671
           Taxes and Other           ------------------------         ------------            ------------------------------------
   23 Total Liabilities                4,345,100   4,722,495     -8.0%  4,418,384        -1.7%  4,485,155   4,626,181   4,721,067
                                     ------------------------         ------------            ------------------------------------
   24 Shareholders' Equity:
   25   Paid-In Capital                 $344,263    $345,458     -0.3%   $346,603        -0.7%   $346,224    $344,941    $345,229
   26   Accumulated Other
   27    Comprehensive Income              1,850       1,882       n/m      1,805        n/m       (4,771)       (830)      2,762
   28   Retained Earnings                 78,122      87,724    -10.9%     78,568        -0.6%     80,278      85,261      92,415
                                     ------------------------         ------------            ------------------------------------
   29 Total Shareholders' Equity         424,235     435,064     -2.5%    426,976        -0.6%    421,731     429,372     440,406
                                     ------------------------         ------------            ------------------------------------
   30 Total Liabilities and           $4,769,335  $5,157,559     -7.5% $4,845,360        -1.6% $4,906,886  $5,055,553  $5,161,473
         Shareholders' Equity        ========================         ============            ====================================


WESTAMERICA BANCORPORATION           Public Information January 18, 2007


12.Income Statements.


                                     (dollars in thousands, except per-share amounts)
                                                              Q4'06 /               Q4'06 /                           12/31'06YTD/
                                        Q4'06       Q4'05      Q4'05     Q3'06       Q3'06    12/31'06YTD 12/31'05YTD 12/31'05YTD
                                     ---------------------------------------------------------------------------------------------
    1 Interest and Fee Income:
    2   Loans                            $41,197     $40,593      1.5%    $41,292        -0.2%   $164,756    $155,476         6.0%
    3   Money Market Assets and                2           1      n/m           1         n/m           5           3         n/m
           Funds Sold
    4   Investment Securities              7,184       7,638     -5.9%      7,227        -0.6%     29,363      32,885       -10.7%
           Available For Sale
    5   Investment Securities             12,422      14,002    -11.3%     12,845        -3.3%     52,391      54,433        -3.8%
           Held to Maturity          ------------------------         ------------            ------------------------
    6 Total Interest Income               60,805      62,234     -2.3%     61,365        -0.9%    246,515     242,797         1.5%
                                     ------------------------         ------------            ------------------------
    7 Interest Expense:
    8   Transaction Deposits                 486         457      6.4%        430        13.1%      1,771       1,460        21.2%
    9   Savings Deposits                   1,203         953     26.2%      1,173         2.6%      4,198       3,744        12.1%
   10   Time Deposits                      7,593       5,176     46.7%      7,408         2.5%     27,578      17,160        60.7%
   11   Short-Term Borrowed Funds          7,622       5,296     43.9%      7,399         3.0%     29,389      18,941        55.2%
   12   Debt Financing and                   578         637     -9.2%        578         0.0%      2,332       2,344        -0.5%
           Notes Payable
   13 Total Interest Expense              17,482      12,519     39.6%     16,988         2.9%     65,268      43,649        49.5%
                                     ------------------------         ------------            ------------------------
   14 Net Interest Income                 43,323      49,715    -12.9%     44,377        -2.4%    181,247     199,148        -9.0%
                                     ------------------------         ------------            ------------------------
   15 Provision for Credit Losses             70         150    -53.3%         75        -6.7%        445         900       -50.6%
                                     ------------------------         ------------            ------------------------
   16 Noninterest Income:
   17   Service Charges on                 6,990       7,202     -2.9%      7,155        -2.3%     28,414      29,106        -2.4%
           Deposit Accounts
   18   Merchant Credit Card               2,652       2,751     -3.6%      2,430         9.1%      9,860       9,097         8.4%
   19   Financial Services                   331         380    -13.0%        377       -12.1%      1,368       1,387        -1.4%
           Commissions
   20   Mortgage Banking                      44          62    -28.5%         36        24.2%        179         292       -38.7%
   21   Trust Fees                           311         275     13.0%        298         4.4%      1,178       1,181        -0.2%
   22   Gains on Sales of                      0           0      n/m           0         n/m         239       3,700         n/m
           Real Property
   23   Securities Gains (Losses)              0           0      n/m           0         n/m           0      (4,903)        n/m
   24   Other                              3,419       3,757     -9.0%      3,603        -5.1%     14,109      14,680        -3.9%
                                     ------------------------         ------------            ------------------------
   25 Total Noninterest Income            13,747      14,427     -4.7%     13,899        -1.1%     55,347      54,540         1.5%
                                     ------------------------         ------------            ------------------------
   26 Noninterest Expense:
   27   Salaries and Related              12,405      13,866    -10.5%     13,080        -5.2%     52,302      55,854        -6.4%
           Benefits
   28   Occupancy                          3,227       3,196      1.0%      3,321        -2.8%     13,047      12,579         3.7%
   29   Equipment                          1,174       1,321    -11.2%      1,194        -1.6%      4,949       5,212        -5.1%
   30   Data Processing                    1,529       1,524      0.3%      1,503         1.7%      6,097       6,156        -1.0%
   31   Professional Fees                    614         599      2.5%        532        15.4%      2,437       2,420         0.7%
   32   Other                              5,543       6,474    -14.4%      5,773        -4.0%     22,892      25,029        -8.5%
                                     ------------------------         ------------            ------------------------
   33 Total Noninterest Expense           24,492      26,980     -9.2%     25,403        -3.6%    101,724     107,250        -5.2%
                                     ------------------------         ------------            ------------------------
   34 Income Before Income Taxes          32,508      37,012    -12.2%     32,798        -0.9%    134,425     145,538        -7.6%
   35 Provision for income taxes           8,550       9,888    -13.5%      8,561        -0.1%     35,619      39,497        -9.8%
                                     ------------------------         ------------            ------------------------
   36 Net Income                         $23,958     $27,124    -11.7%    $24,237        -1.2%    $98,806    $106,041        -6.8%
                                     ========================         ============            ========================

   37 Average Shares Outstanding          30,699      32,029     -4.2%     31,070        -1.2%     31,202      32,291        -3.4%
   38 Diluted Average Shares              31,204      32,572     -4.2%     31,558        -1.1%     31,739      32,897        -3.5%
          Outstanding
   39 Per Share Data:
   40   Basic Earnings                     $0.78       $0.85     -7.8%      $0.78         0.0%      $3.17       $3.28        -3.6%
   41   Diluted Earnings                    0.77        0.83     -7.8%       0.77        -0.0%       3.11        3.22        -3.4%
   42   Dividends Paid                      0.34        0.32      6.3%       0.32         6.3%       1.30        1.22         6.6%
